IMPORTANT NOTICE TO ALL SHAREHOLDERS
Wilshire Mutual Funds, Inc. (the “Company”)

 Large Company Value Portfolio

Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement dated June 13, 2016, to the Company’s Prospectus and Summary Prospectus dated May 1, 2016, with respect to the Large Company Value Portfolio.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S PROSPECTUS AND SUMMARY PROSPECTUS FOR THE LARGE COMPANY VALUE PORTFOLIO.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors.

On May 17, 2016, the Board of Directors approved a subadvisory agreement between Wilshire and Barrow, Hanley, Mewhinney & Strauss LLC (“BHMS”), pursuant to which BHMS will serve as a subadviser to the Large Company Value Portfolio effective June 14, 2016. The Company’s Prospectus and Summary Prospectus are supplemented as follows:

Effective June 7, 2016, Systematic Financial Management, L.P. (“Systematic”) no longer serves as a subadviser to the Large Company Value Portfolio. All references to Systematic are hereby deleted in their entirety.

The following information supplements the information under the heading “Principal Investment Strategies” of the Prospectus and Summary Prospectus:

Barrow, Hanley, Mewhinney & Strauss LLC (“BHMS”). BHMS is a value-oriented equity manager with a bottom-up, fundamentally driven investment process that emphasizes total return produced from a combination of cash dividends, growth of dividends, and capital appreciation. BHMS’ active investment approach is designed to protect assets and generate current income in declining markets and to produce attractive capital appreciation in robust market environments. BHMS takes a contrarian approach that looks for stocks with attractive valuations.

The following information supplements the information under the heading “Management” and the sub-heading “Subadvisers and Portfolio Managers” of the Prospectus and Summary Prospectus:

BHMS

Ray Nixon, Jr., Executive Director of BHMS and Portfolio Manager of the Portfolio. Mr. Nixon has served as Portfolio Manager since June 2016.

Brian F. Quinn, CFA, Director of BHMS and Portfolio Manager of the Portfolio. Mr. Quinn has served as Portfolio Manager since June 2016.

Lewis Ropp, Managing Director of BHMS and Portfolio Manager of the Portfolio. Mr. Ropp has served as Portfolio Manager since June 2016.

The following supplements the information under the sub-heading “Style Portfolios” beginning on pg. 49 of the Prospectus:

BHMS

BHMS serves as a subadviser to a portion of the Large Company Value Portfolio. BHMS is a value-oriented equity manager with a bottom-up, fundamentally driven investment process that emphasizes total return produced from a combination of cash dividends, growth of dividends, and capital appreciation. BHMS’ active investment approach is designed to protect assets and generate current income in declining markets and to produce attractive capital appreciation in robust market environments. BHMS takes a contrarian approach that looks for stocks with attractive valuations. The strategy is primarily focused on large and medium sized companies with 25 years of dividend history. The strategy follows the firm’s traditional value process with a defensive, conservative orientation that emphasizing low P/E, low P/B, and low EV/FCF ratios, as well as high dividend yields and divided growth rates. BHMS selects approximately 35 to 45 securities for its portion of the Large Company Value Portfolio.

The following replaces the second paragraph under the heading “Investment Subadvisers” beginning on page 75 of the Prospectus:

Each subadviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board’s approval of each subadvisory agreement, except for the Income Fund which commenced operations on March 30, 2016, and the subadvisory agreement with BHMS is available in the Company’s annual report to shareholders dated December 31, 2015. A discussion regarding the basis for the Board's approval of the subadvisory agreements for the Income Fund and the subadvisory agreement with BHMS will be available in the semi-annual report for the period ended June 30, 2016. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

The following supplements the information under the heading “Investment Subadvisers” beginning on pg. 75 of the Prospectus:

BHMS

Wilshire has entered into a subadvisory agreement with BHMS, effective May 18, 2016, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. BHMS is located at JP Morgan Chase Tower 2200 Ross Avenue, 31st Floor, Dallas, TX 75201. As of December 31, 2015, BHMS managed approximately $89 billion in assets.

The team of portfolio managers responsible for the day-to-day management of BHMS’ portion of the Large Company Value Portfolio’s assets is comprised of Ray Nixon Jr., Brian Quinn, and Lewis Ropp. Mr. Nixon joined BHMS in 1994 and is an Executive Director at BHMS. Mr. Quinn joined BHMS in 2005 and is a Director at BHMS. Mr. Ropp joined BHMS in 2001 and is a Managing Director at BHMS.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S
PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.
WIL-SK-038-0100

IMPORTANT NOTICE TO SHAREHOLDERS
Wilshire Mutual Funds, Inc. (the “Company”)

Large Company Value Portfolio

Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)

Supplement dated June 13, 2016 to the Company’s Statement of Additional Information (“SAI”) dated May 1, 2016, with respect to the Large Company Value Portfolio.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S SAI FOR THE LARGE COMPANY VALUE PORTFOLIO.

Effective June 7, 2016, Systematic Financial Management, L.P. (“Systematic”) no longer serves as a subadviser to the Large Company Value Portfolio. All references to Systematic are hereby deleted in their entirety.

Effective June 13, 2016, the Company’s SAI is supplemented as follows:

The following replaces the paragraph under the heading “The Portfolios” on pg. 4:

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 IndexSM Fund (the “Index Fund”) in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Portfolios. Barrow, Hanley, Mewhinney & Strauss LLC (“BHMS”), Cambiar Investors, LLC (“Cambiar”), DoubleLine® Capital LP (“DoubleLine”), Guggenheim Partners Investment Management, LLC (“Guggenheim”), Loomis Sayles & Company, L.P. (“Loomis Sayles”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), NWQ Investment Management Company, LLC (“NWQ”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Victory Capital Management Inc. (“Victory Capital”) and WCM Investment Management (“WCM” and together with BHMS, Cambiar, DoubleLine, Guggenheim, Loomis Sayles, Los Angeles Capital, NWQ, Pzena, Ranger, and Victory Capital, the “Subadvisers”) each have entered into an agreement with Wilshire to serve as a subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

The following replaces the second paragraph under the sub-heading “Investment Adviser and Subadvisers” on pg. 58 under the heading “Investment Advisory and Other Services”:

Pursuant to subadvisory agreements with Wilshire dated May 18, 2016, April 1, 2013, as amended, and December 23, 2004, respectively, BHMS, Los Angeles Capital, and Pzena each manage a portion of the Large Company Value Portfolio.

The following is added to the end of the third paragraph on pg. 61:

The Subadvisory Agreement with BHMS was approved to continue for the period ending August 31, 2017.

The following supplements the information under the sub-heading “Portfolio Managers” beginning on pg. 62 under the heading “Investment Advisory and Other Services”:

BHMS

BHMS’ team of portfolio managers responsible for the day-to-day management of a portion of the Large Company Value Portfolio is comprised of Ray Nixon Jr., Brian Quinn, and Lewis Ropp. Messrs. Nixon, Quinn and Ropp are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of December 31, 2015, information on these other accounts is as follows:

Ray Nixon Jr.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$1.2 billion	0	0
Other Pooled Investment Vehicles:	1	$107 million	0	0
Other Accounts:	6	$746 million	0	0

*	This does not include the Large Company Value Portfolio.

Brian Quinn

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$1.2 billion	0	0
Other Pooled Investment Vehicles:	1	$107 million	0	0
Other Accounts:	6	$746 million	0	0

*	This does not include the Large Company Value Portfolio.

Lewis Ropp

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	4	$1.6 billion	0	0
Other Pooled Investment Vehicles:	2	$240 million	0	0
Other Accounts:	30	$3.3 billion	0	0

*	This does not include the Large Company Value Portfolio.

Conflicts of Interest

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

As of June 13, 2016, Messrs. Nixon, Quinn and Ropp did not own any shares of the Large Company Value Portfolio.

The following supplements the information under “Appendix A-Proxy Voting Policies” beginning on pg. 103:

BHMS

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us. BHMS’ fiduciary duty requires us to vote the proxies in the best economic interests of our clients, the beneficial owners of the securities. BHMS had adopted this Proxy Voting Policy and maintains written procedures for the handling, research, voting, and reporting of the proxy votes and makes appropriate disclosures about proxy voting on behalf of our clients. BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. to provide:

•	Research on corporate governance, financial statements, business, legal and accounting risks;
•	Proxy voting recommendations, including ESG (Environmental, Social, Governance) voting guidelines;
•	Portfolio accounting and reconciliation of shareholdings for voting purposes;
•	Proxy voting execution, record keeping, and reporting services.

BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the
Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

BHMS’ research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

BHMS’ equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

•	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.
•	The holding period is too short to justify the time for analysis to vote.

Potential conflicts arise when BHMS invests in securities of companies who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder;
•	Uniformly voting every proxy based on BHMS’ internal research and consideration of GL recommendations; and
•	Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S SAI
FOR FUTURE REFERENCE.

WIL-SK-039-0100